Exhibit 99.4

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

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RECEIVABLES

Beginning of the Month Principal Receivables:                                          $       2,970,295,835.51
Beginning of the Month Finance Charge Receivables:                                     $         125,373,372.08
Beginning of the Month Discounted Receivables:                                         $                   0.00
Beginning of the Month Total Receivables:                                              $       3,095,669,207.59


Removed Principal Receivables:                                                         $                   0.00
Removed Finance Charge Receivables:                                                    $                   0.00
Removed Total Receivables:                                                             $                   0.00


Additional Principal Receivables:                                                      $                   0.00
Additional Finance Charge Receivables:                                                 $                   0.00
Additional Total Receivables:                                                          $                   0.00


Discounted Receivables Generated this Period:                                          $                   0.00


End of the Month Principal Receivables:                                                $       2,930,005,220.60
End of the Month Finance Charge Receivables:                                           $         126,388,522.60
End of the Month Discounted Receivables:                                               $                   0.00
End of the Month Total Receivables:                                                    $       3,056,393,743.20


Special Funding Account Balance                                                        $                   0.00
Aggregate Invested Amount (all Master Trust Series)                                    $       2,330,000,000.00
End of the Month Transferor Amount                                                     $         600,005,220.60
End of the Month Transferor Percentage                                                                    20.48%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                             RECEIVABLES


           30-59 Days Delinquent                                                       $          72,749,569.96
           60-89 Days Delinquent                                                       $          45,635,327.96
           90+ Days Delinquent                                                         $          98,448,037.86
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       Total 30+ Days Delinquent                                                       $         216,832,935.78
       Delinquent Percentage                                                                               7.09%

Defaulted Accounts During the Month                                                    $          22,481,127.60
Annualized Default Percentage                                                                              9.08%

Principal Collections                                                                            404,865,548.68
Principal Payment Rate                                                                                    13.63%

Total Payment Rate                                                                                        14.48%


INVESTED AMOUNTS


       Class A Initial Invested Amount                                                 $         322,000,000.00
       Class B Initial Invested Amount                                                 $          28,000,000.00

INITIAL INVESTED AMOUNT                                                                $         350,000,000.00

       Class A Invested Amount                                                         $         368,000,000.00
       Class B Invested Amount                                                         $          32,000,000.00

INVESTED AMOUNT                                                                        $         400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                            13.47%
PRINCIPAL ALLOCATION PERCENTAGE                                                                           13.47%


MONTHLY SERVICING FEE                                                                  $             500,000.00

INVESTOR DEFAULT AMOUNT                                                                $           3,027,466.01


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                                               92.00%

       Class A Finance Charge Collections                                              $           5,835,721.35
       Other Amounts                                                                   $                   0.00

TOTAL CLASS A AVAILABLE FUNDS                                                          $           5,835,721.35

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       Class A Monthly Interest                                                        $           1,779,484.44
       Class A Servicing Fee                                                           $             460,000.00
       Class A Investor Default Amount                                                 $           2,785,268.73

TOTAL CLASS A EXCESS SPREAD                                                            $             810,968.18


REQUIRED AMOUNT                                                                        $                   0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                                8.00%

       Class B Finance Charge Collections                                              $             507,454.05
       Other Amounts                                                                   $                   0.00

TOTAL CLASS B AVAILABLE FUNDS                                                          $             507,454.05


       Class B Monthly Interest                                                        $             158,293.33
       Class B Servicing Fee                                                           $              40,000.00


TOTAL CLASS B EXCESS SPREAD                                                            $             309,160.72


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                                    $           1,120,128.90


       Excess Spread Applied to Required Amount                                        $                   0.00

       Excess Spread Applied to Class A Investor                                       $                   0.00
       Charge Offs

       Excess Spread Applied to Class B                                                $             242,197.28
       Interest, Servicing Fee and Default
       Amount

       Excess Spread Applied to Reductions of                                          $                   0.00
       Class B Invested Amount

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       Excess Spread Applied to Monthly Cash                                           $              29,866.67
       Collateral Fee

       Excess Spread Applied to Cash Collateral                                        $             848,064.95
       Account

       Excess Spread Applied to other amounts owed                                     $                   0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                            $                   0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                                      $                   0.00


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                         $                   0.00
SERIES 1995-C

       Excess Finance Charge Collections Applied to                                    $                   0.00
       Required Amount

       Excess Finance Charge Collections Applied to                                    $                   0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to                                    $                   0.00
       Class B Interest, Servicing Fee and Default Amounts

       Excess Finance Charge Collections Applied to                                    $                   0.00
       Reductions of Class B Invested Amount

       Excess Finance Charge Collections Applied to                                    $                   0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to                                    $                   0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to                                    $                   0.00
       other amounts owed Cash Collateral Depositor

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YIELD AND BASE RATE --

       Base Rate (Current Month)                                                                           6.95%
       Base Rate (Prior Month)                                                                             6.76%
       Base Rate (Two Months Ago)                                                                          7.17%

THREE MONTH AVERAGE BASE RATE                                                                              6.96%

       Portfolio Yield (Current Month)                                                                     9.95%
       Portfolio Yield (Prior Month)                                                                      13.92%
       Portfolio Yield (Two Months Ago)                                                                   11.48%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                       11.78%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                                              92.00%

       Class A Principal Collections                                                   $          50,160,266.53

CLASS B PRINCIPAL PERCENTAGE                                                                               8.00%

       Class B Principal Collections                                                   $           4,361,762.32

TOTAL PRINCIPAL COLLECTIONS                                                            $          54,522,028.85

REALLOCATED PRINCIPAL COLLECTIONS                                                      $
                                                                                       $                   0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                      $                   0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                                                  $                   0.00
       Deficit Controlled Amortization Amount                                          $                   0.00

CONTROLLED DEPOSIT AMOUNT                                                              $                   0.00


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CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                                                  $                   0.00
       Deficit Controlled Accumulation Amount                                          $                   0.00

CONTROLLED DEPOSIT AMOUNT                                                              $                   0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                                    $          54,522,028.85
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                           $                   0.00

CLASS B INVESTOR CHARGE OFFS                                                           $                   0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                $                   0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                                $                   0.00


CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                                                 $          52,000,000.00
       Available Cash Collateral Amount                                                $          52,000,000.00



TOTAL DRAW AMOUNT                                                                      $                   0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                        $                   0.00
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                                                   First USA Bank, NA
                                                   as Servicer


                                                    By: /s/ Tracie H. Klein
                                                        --------------------
                                                        Tracie H. Klein
                                                        First Vice President